SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2003

IMPAC MORTGAGE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14100	33-0675505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Dove Street, Newport Beach, CA 92660

(Address of principal executive offices including zip code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events

This filing is made to effect the incorporation by reference of the accompanying information and exhibits in the Post-Effective Amendment No. 1 to Registration Statement No. 333-74432 on Form S-3 of Impac Mortgage Holdings, Inc. (the “Company”), filed with the Securities and Exchange Commission, which became effective on May 13, 2002, and to supply information for Item 14 of Part II of the above described Registration Statement (attached as Annex A).

On May 5, 2003, the Company entered into an Equity Distribution Agreement with UBS Warburg LLC. In accordance with the terms of the Equity Distribution Agreement, we may offer and sell up to 4,862,965 shares of our common stock from time to time through UBS Warburg LLC as sales agent or to UBS Warburg LLC as principal. Sales of the shares of common stock, if any, may be made by means of ordinary brokers transactions on the American Stock Exchange at market prices, in privately negotiated transactions, block transactions or otherwise. UBS Warburg LLC will be entitled to a commission equal to 3.00% of the gross sales price per share of the shares sold under the Equity Distribution Agreement in transactions in which it acts as agent. The underwriting discount and commissions with respect to any transaction in which UBS Warburg LLC purchases shares as principal will be set forth in the applicable prospectus supplement.

ITEM 7. Exhibits

(c) Exhibits

1.1	Equity Distribution Agreement, dated May 5, 2003, between Impac Mortgage Holdings, Inc. and UBS Warburg LLC.

5.1	Legal Opinion of Kirkpatrick & Lockhart LLP.

5.2	Legal Opinion of McKee Nelson LLP.

8.1	Legal Opinion of McKee Nelson LLP regarding tax matters.

23.1	Consent of Kirkpatrick & Lockhart LLP (contained in Exhibit 5.1).

23.2	Consent of McKee Nelson LLP (contained in Exhibit 5.2).

23.3	Consent of McKee Nelson LLP (contained in Exhibit 8.1).

23.4	Consent of KPMG LLP regarding Impac Mortgage Holdings, Inc.

23.5	Consent of KPMG LLP regarding Impac Funding Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

By:	/s/ RONALD M. MORRISON
Ronald M. Morrison
General Counsel and Secretary

Date: May 5, 2003

ANNEX A

ITEM 14. Other Expenses of Issuance and Distribution

The following are the estimated total costs and expenses payable by the Company in connection with the sale of its common stock registered on the Form S-3 for the transactions in which UBS Warburg LLC acts as sales agent contemplated by the Equity Distribution Agreement, other than underwriting commissions and discounts.

Item	Amount
Printing expenses	$15,000
Legal fees and expenses	60,000
Accounting fees and expenses	45,000
Listing fees	22,500
Transfer agent fees	5,000
Miscellaneous	2,500

Total	$150,000

EXHIBIT INDEX

1.1	Equity Distribution Agreement, dated May 5, 2003, between Impac Mortgage Holdings, Inc. and UBS Warburg LLC.

5.1	Legal Opinion of Kirkpatrick & Lockhart LLP.

5.2	Legal Opinion of McKee Nelson LLP.

8.1	Legal Opinion of McKee Nelson LLP regarding tax matters.

23.1	Consent of Kirkpatrick & Lockhart LLP (contained in Exhibit 5.1).

23.2	Consent of McKee Nelson LLP (contained in Exhibit 5.2).

23.3	Consent of McKee Nelson LLP (contained in Exhibit 8.1).

23.4	Consent of KPMG LLP regarding Impac Mortgage Holdings, Inc.

23.5	Consent of KPMG LLP regarding Impac Funding Corporation.